UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

January 7, 2009  (December 31, 2008)

Date of report (Date of earliest event reported)

Hexcel Corporation

(Exact Name of Registrant as Specified in Charter)

Delaware	1-8472	94-1109521
(State of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

Two Stamford Plaza

281 Tresser Boulevard

Stamford, Connecticut 06901-3238

(Address of Principal Executive Offices and Zip Code)

(203) 969-0666

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written Communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 – Corporate Governance and Management

Item 5.02                             Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Amendments to Compensation Plans and Arrangements – Section 409A

On December 31, 2008, we amended and restated a variety of agreements with our senior executive officers.  We also amended and restated certain compensation plans in which one or more of our senior executive officers participate.  The vast majority of the changes were made to comply with Section 409A of the Internal Revenue Code (“409A”), which became effective January 1, 2009.  In general, 409A limits the timing of deferral elections, the range of permissible payment events, and the ability to accelerate payments under nonqualified deferred compensation plans, and imposes certain additional taxes and penalties on participants if the plan fails to comply.  Certain individual agreements are covered by 409A as well.

The agreements amended and restated were as follows:

•                  Employment Agreement with Mr. David E. Berges (CEO, President and Chairman of the Board)

•                  Supplemental Executive Retirement Agreements (“SERPs”) with Mr. Berges and Mr. Ira J. Krakower (Senior Vice President, General Counsel and Secretary)

•                  Severance Agreements with Mr. Krakower, Mr. Wayne C. Pensky (Senior Vice President and Chief Financial Officer), and Mr. Robert G. Hennemuth (Senior Vice President, Human Resources)

•                  Restricted Stock Unit Agreements and Performance Based Award Agreements with various directors and employees, including Messrs. Berges, Krakower, Pensky, Hennemuth and Mr. William Hunt (President)

The compensation plans amended and restated were as follows:

•                  Hexcel Corporation 2003 Incentive Stock Plan

•                  Hexcel Corporation Management Incentive Compensation Plan

•                  Hexcel Corporation Nonqualified Deferred Compensation Plan

•                  Hexcel Corporation Management Stock Purchase Plan

As noted above, the vast majority of the changes to the above agreements and plans relate to compliance with 409A, such as:

•                  Amending the definition of “change in control” where compensation is payable to employees upon the occurrence of events constituting a change in ownership or voting control

•                  Amending the definition of “good reason” where compensation is payable to an employee who terminates employment as a result of a “material negative change” to the employee’s relationship with the Company

•                  Adding a variety of restrictions and limitations relating to

•                  the timing of payments under the agreements and plans, including the addition of a mandatory six-month payment delay for certain “specified employees” in the event of the employee’s termination of employment, and

•                  the timing for making deferral elections under the agreements and plans as well as elections as to the form and timing of payments

•                  Adding default timing and form of payment to the plans and agreements where appropriate.  In addition, we changed the default form of payment on normal or early retirement under the SERPs from an annuity to an actuarially equivalent lump sum.

We also amended each SERP to provide for a pre-retirement survivor benefit equal to the lump-sum equivalent of a 50% survivor annuity had the executive retired immediately prior to his death.  The executive also has the option to elect a 75% or 100% survivor annuity or a survivor benefit equal to the lump sum the executive would have received had he retired immediately prior to his death.  However, if the executive elects any of these alternative forms of pre-retirement survivor benefit, the additional actuarial cost (above the cost of providing the benefit based on a 50% survivor annuity) reduces the amount of the executive’s retirement benefit (and hence the survivor’s benefit as well).  Prior to this amendment, the executive was required to pay the full cost of providing any pre-retirement survivor benefit.

The above descriptions are summaries of the agreements and plans described herein.  Each agreement and plan is filed as an exhibit to this Form 8-K, and the above summaries are qualified in their entirety by the full agreements and plans.

Amendment to Existing Option Agreements

Certain of our non-qualified options permitted a retiree to exercise vested options for three years post-retirement, but not beyond the option’s ten-year term.  “Retirement” for this purpose is defined as age 65, or age 55 with five or more years of service. Effective January 1, 2009, we extended this three-year period to five years. This change will be implemented in all of our options on a going forward basis. There is no accounting charge associated with this change.

Additional Amendment to Performance Based Award Agreements

Our performance-based award agreements provide that in the event an award recipient’s employment is terminated for any reason other than for cause or a voluntary termination by the employee, then the amount of shares to be delivered to the employee will be prorated, on a daily basis, based on the portion of the performance period the award recipient was employed by us.  Effective January 1, 2009, we modified our 2008 performance-based award agreements to provide that the pro-ration will be done on a monthly, instead of daily, basis, with an employee receiving credit for any month in which he was employed by Hexcel for at least one day.  This change will be implemented in all of our performance-based awards on a going forward basis.

Item 9.01                                                 Financial Statements and Exhibits

(d)                                 Exhibits

99.1	Amended and Restated Employment Agreement between Hexcel Corporation and David E. Berges, dated December 31, 2008

99.2	Amended and Restated Supplemental Executive Retirement Agreement dated December 31, 2008, between David E. Berges and Hexcel Corporation

99.3	Amended and Restated Supplemental Executive Retirement Agreement dated December 31, 2008, between Ira J. Krakower and Hexcel Corporation

99.4	Amended and Restated Executive Severance Agreement between Hexcel Corporation and Wayne C. Pensky, dated December 31, 2008

99.5	Amended and Restated Executive Severance Agreement between Hexcel Corporation and Ira J. Krakower, dated December 31, 2008

99.6	Amended and Restated Executive Severance Agreement between Hexcel Corporation and Robert G. Hennemuth, dated December 31, 2008

99.7	Form of Amended and Restated Restricted Stock Unit Agreement for Non-Employee Directors (2004 and 2005 retainer fee grants, and 2007 annual grant)

99.8	Form of Amended and Restated Restricted Stock Unit Agreement for Non-Employee Directors (2004, 2005 and 2006 annual grants)

99.9	Form of Amended and Restated Restricted Stock Unit Agreement for employees (2006, 2007)

99.10	Form of Amended and Restated Performance Based Award Agreement (2006)

99.11	Form of Amended and Restated Performance Based Award Agreement (2007)

99.12	Hexcel Corporation 2003 Incentive Stock Plan, as Amended and Restated December 31, 2008

99.13	Hexcel Corporation Management Incentive Compensation Plan, as Amended and Restated on December 31, 2008

99.14	Hexcel Corporation Nonqualified Deferred Compensation Plan, Effective as of January 1, 2005, Amended and Restated as of December 31, 2008

99.15	Hexcel Corporation Management Stock Purchase Plan, as Amended and Restated on December 31, 2008

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HEXCEL CORPORATION

January 7, 2009

/s/ Ira J. Krakower
Ira J. Krakower
Senior Vice President

Exhibit Index

Exhibit No.	Description

99.1	Amended and Restated Employment Agreement between Hexcel Corporation and David E. Berges, dated December 31, 2008

99.2	Amended and Restated Supplemental Executive Retirement Agreement dated December 31, 2008, between David E. Berges and Hexcel Corporation

99.3	Amended and Restated Supplemental Executive Retirement Agreement dated December 31, 2008, between Ira J. Krakower and Hexcel Corporation

99.4	Amended and Restated Executive Severance Agreement between Hexcel Corporation and Wayne C. Pensky, dated December 31, 2008

99.5	Amended and Restated Executive Severance Agreement between Hexcel Corporation and Ira J. Krakower, dated December 31, 2008

99.6	Amended and Restated Executive Severance Agreement between Hexcel Corporation and Robert G. Hennemuth, dated December 31, 2008

99.7	Form of Amended and Restated Restricted Stock Unit Agreement for Non-Employee Directors (2004 and 2005 retainer fee grants, and 2007 annual grant)

99.8	Form of Amended and Restated Restricted Stock Unit Agreement for Non-Employee Directors (2004, 2005 and 2006 annual grants)

99.9	Form of Amended and Restated Restricted Stock Unit Agreement for employees (2006, 2007)

99.10	Form of Amended and Restated Performance Based Award Agreement (2006)

99.11	Form of Amended and Restated Performance Based Award Agreement (2007)

99.12	Hexcel Corporation 2003 Incentive Stock Plan, as Amended and Restated December 31, 2008

99.13	Hexcel Corporation Management Incentive Compensation Plan, as Amended and Restated on December 31, 2008

99.14	Hexcel Corporation Nonqualified Deferred Compensation Plan, Effective as of January 1, 2005, Amended and Restated as of December 31, 2008

99.15	Hexcel Corporation Management Stock Purchase Plan, as Amended and Restated on December 31, 2008